                       THIRD AMENDMENT TO
             AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment"), dated as of May 31, 1996, is entered into among AMERICAN FREIGHTWAYS CORPORATION, an Arkansas corporation ("AFC"), AMERICAN FREIGHTWAYS, INC., an Arkansas corporation ("AFI"; AFC and AFI are referred to collectively as the "Companies" and individually as a "Company"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as agent (in said capacity, the "Agent").


                           BACKGROUND

     A. Companies, Lenders and Agent heretofore entered into that certain Amended and Restated Credit Agreement, dated as of October 20, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1995, and that certain Second Amendment to Amended and Restated Credit
Agreement, dated as of March 26, 1996 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit
Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Companies, Lenders and Agent desire to amend the Credit Agreement to (i) add ABN-AMRO Bank N.V., Houston Agency ("ABN-
AMRO"), Credit Lyonnais New York Branch ("Credit Lyonnais"), and
The First National Bank of Chicago ("First Chicago") as Lenders thereto, (ii) increase the Commitment, (iii) extend the Maturity
Date and (iv) make certain other changes therein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Companies, Lenders and Agent covenant and agree as follows:

     1.        AMENDMENTS.

          (a) The amount of "$125,000,000" set forth in the introductory paragraph of the Credit Agreement is hereby amended to be "$175,000,000".

          (b) The definition of "Commitment" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

          (c) "'Commitment' means $175,000,000, as reduced from time to time pursuant to Section 2.04 hereof."

          (d) The definition of "Maturity Date" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                    "'Maturity Date' means April 1, 2001, or such earlier date the Obligation becomes due and payable
          (whether by acceleration, prepayment in full or otherwise) or such later date as extended pursuant to
          Section 2.12."

          (e) Section 2.02(a) of the Credit Agreement is hereby amended by deleting the word "two" on the last line thereof on page 13 of the Credit Agreement and inserting the word "three" in lieu thereof.

          (f) Section 6.01(c) of the Credit Agreement is hereby amended by amending the parenthetical clause that begins on the third line thereof to read as follows:

                    "(or any obligation in respect of a letter of credit, any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit)"
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          (g)  The Specified Percentage of (i) ABN-AMRO is
     indicated beside its name on the signature pages hereof,
     (ii) Credit Lyonnais is indicated beside its name on the signature pages hereof, (iii) First Chicago is indicated beside its name on the signature pages hereof and (iv) each other Lender is amended to be the percentage beside each such Lender's name on the signature pages hereof.

     2.        REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.
By its execution and delivery hereof, each Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) each Company has full power and authority to execute and deliver this Third Amendment, the $50,000,000 replacement
     Promissory Note payable to the order of NationsBank of Texas, N.A.
     (the "NationsBank Note"), the $35,000,000 replacement Promissory
     Note payable to the order of Texas Commerce Bank National
     Association (the "Texas Commerce Note"), the $25,000,000 replacement Promissory Note payable to the order of Wachovia Bank of Georgia, N.A. (the "Wachovia Note"), the $25,000,000 Promissory
     Note payable to the order of ABN-AMRO (the "ABN-AMRO Note"), the $15,000,000 Promissory Note payable to the order of Credit Lyonnais (the "Credit Lyonnais Note") and the $25,000,000 Promissory Note payable to the order of First Chicago (the "First Chicago Note")
     (the NationsBank Note, the Texas Commerce Note, the Wachovia Note, the ABN-AMRO Note, the Credit Lyonnais Note and the First Chicago
     Note being collectively the "Notes"), and this Third Amendment and the Credit Agreement, as amended hereby, and the Notes constitute the legal, valid and binding obligations of such Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

          (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other
     Person (including, but not limited to, with respect to the Prudential Debt), other than the Board of Directors of the Companies is required for the execution, delivery or performance by each Company of this Third Amendment or the Notes.

     3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of May 31, 1996, subject to the following:

          (a) Agent shall have received counterparts of this Third Amendment executed by each Lender;

          (b) Agent shall have received counterparts of this Third Amendment executed by each Company;

          (c) NationsBank of Texas, N.A. shall have received the NationsBank Note duly executed by the Companies;

          (d) Texas Commerce Bank National Association shall have received the Texas Commerce Note duly executed by the Companies;

          (e) Wachovia Bank of Georgia, N.A. shall have received the Wachovia Note duly executed by the Companies;

          (f) ABN-AMRO shall have received the ABN-AMRO Note duly executed by the Companies;

          (g) Credit Lyonnais shall have received the Credit Lyonnais Note duly executed by the Companies;

          (h) First Chicago shall have received the First Chicago Note duly executed by the Companies;

          (i) Agent shall have received certified copies of resolutions of each Company authorizing execution, delivery and performance of this Third Amendment and the Notes; and

          (j) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other documents, certificates and instruments as Agent shall require.

     4. PRIOR NOTE. Upon satisfaction of the conditions set forth in Section 3 of this Third Amendment, each Promissory Note dated May 31, 1995 executed the Companies and payable to the order of each Lender (other than ABN-AMRO, Credit Lyonnais and First Chicago), shall be marked "RENEWED" by each such Lender and delivered to the Companies.

     5. SECTION 8.04. The parties hereto agree that (i) the provisions of Section 8.04 of the Credit Agreement shall not be required to be complied with for the purpose of making ABN-AMRO, Credit Lyonnais and First Chicago Lenders under the Credit Agreement pursuant to this Third Amendment and (ii) by signing below, ABN-AMRO, Credit Lyonnais and First Chicago shall be Lenders under the Credit Agreement and shall have all rights and obligations of Lenders thereunder.

     6. PURCHASE BY LENDERS. Simultaneously with the satisfaction of the Conditions of Effectiveness set forth in
Section 3 hereof, each Lender shall be deemed to have purchased without recourse an amount of each other Lender's outstanding Advances such that after giving effect to this Third Amendment, the percentage of each Lender's Commitment which has been utilized will be equal.

     7.        REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     8. COSTS, EXPENSES AND TAXES. The Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     9. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     10. GOVERNING LAW: BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Company and each Lender and their respective successors and assigns.

     11. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     12. JOINT AND SEVERAL OBLIGATIONS. The Companies acknowledge and agree that their obligations and duties under the Credit
Agreement and the other Loan Papers are joint and several in all instances.
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     13.       ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY
THIS THIRD AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS
BETWEEN THE PARTIES.

          REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as the date first above written.

                         AMERICAN FREIGHTWAYS CORPORATION



                         By:  /s/Frank Conner
Name:
                              Name:Frank Conner
                              Title:Executive VP-Accounting &
Finance


                         AMERICAN FREIGHTWAYS, INC.



                         By:  /s/Frank Conner
                              Name:Frank Conner
                              Title:Executive VP-Accounting &
Finance


                         NATIONSBANK OF TEXAS, N.A.
                         as Agent and as a Lender
Specified Percentage:
     28.5714285740%

                         By:  s/sBianca Hemmen
                              Name:Bianca Hemmen
                              Title:Senior Vice President


                         TEXAS COMMERCE BANK NATIONAL
                         ASSOCIATION
Specified Percentage:
     20.0000000000%

                         By:  /s/Michael Lister
                              Name:Michael Lister
                              Title:Vice President


                         WACHOVIA BANK OF GEORGIA, N.A.
Specified Percentage:
     14.2857142850%

                         By:  /s/John B. Tibe
                              Name:John B. Tibe
                              Title:Corporate Banking Officer


                                                  ABN-AMRO BANK
                              N.V., HOUSTON AGENCY
Specified Percentage:
                                   14.2857142850%      By:  ABN-
                                   AMRO NORTH AMERICA, INC., as
                                   agent



                              By:  /s/David P. Orr
                                   Name:David P. Orr
                                   Title:Vice President and
                                   Director


                              By:  /s/Laurie C. Tuzo
                                   Name:Laurie C. Tuzo
                                   Title:Vice President and
                                   Director

                         CREDIT LYONNAIS NEW YORK BRANCH
Specified Percentage:
     8.5714285710%

                         By:  /s/Robert Ivosevich
                              Name:Robert Ivosevich
                              Title:Senior Vice President


                          THE FIRST NATIONAL BANK OF CHICAGO
Specified Percentage:
     14.2857142850%

                         By:  /s/David G. Dixon
                              Name:David G. Dixon
                              Title:Authorized Agent